EXHIBIT 10.40
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           AMENDMENT #2 TO REVOLVING CREDIT AGREEMENT
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     THIS AMENDMENT #2 TO THE REVOLVING CREDIT AGREEMENT  is made as of
February 1, 1999 and hereby amends that certain Revolving Credit Agreememt dated January 31, 1997 and Amendment #1 dated August 31, 1997 by and between Hydrogel Design Systems, Inc., a Delaware corporation (the "Borrower"), and Embryo Development Corporation, a Delaware corporation (the "Lender").

                           WITTNESETH
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     WHEREAS, the Borrower and Lender are parties to that certain Revolving
Credit Agreement dated January 31, 1997 and Amendment dated August 31, 1997;
and

     WHEREAS, the Borrower and Lender desire to futher amend that certain Revolving Credit Agreement to effect the changes provided for herein.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


     1. Effective as of the date hereof, Section 1.1 is hereby amended to read as follows:

          "Termination Date" shall mean January 31, 2001, 2 years following the date of this Amendment #2.

          Effective as of the date hereof, Section 2.8 is hereby amended as follows:

          Maturity of Loans and Required Payment of Principal and Interest.
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          The outstanding principal amount, and any accrued interest, shall be due and payable as follows: (i) Fifty (50) % of any cash flow from operations of Borrower (as defined by generally accepted accounting principles) in excess of $500,000 during any fiscal year of Borrower which ends prior to the Termination Date shall be required to be paid to Lender. Such payment shall be made within 45 days of the fiscal year end of Borrower and; (ii) any remaining outstanding principal and interest balance due shall be payable on January 31, 2001.

          Effective as of the date hereof, Section 2.9 is hereby inserted as follows:

          Additional Notes.
          ------------------
          No additional promissory notes or cash advances shall be granted under the revolving credit line as of the date hereof. Any other increases to the amount outstanding shall be due to additional accrued interest or payables due to Lender.

     2. This Amendment #2 shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

     3. Except as otherwise specifically set forth herein, all of the terms and provisions of the Revolving Credit Agreement and Amendment shall remain in full force and effect.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment #2 to the Revolving Credit Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                         HYDROGEL DESIGN SYSTEMS, INC.


                         BY: /s/ Michael Pereira
                             --------------------

                         NAME:  Michael Pereira

                         TITLE: Chief Operating Officer



                         EMBRYO DEVELOPMENT CORPORATION


                         BY: /s/ Matthew Harriton
                             ---------------------

                         NAME: Matthew Harriton

                         TITLE: Chief Executive Officer